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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2007

                            SENSATA TECHNOLOGIES B.V.
             (Exact name of Registrant as specified in its charter)

        The Netherlands                 000-1381272            Not Applicable
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                         Kolthofsingel 8, 7602 EM Almelo
                                 The Netherlands
          (Address of Principal executive offices, including Zip Code)

                                 31-546-879-555
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

         Item 2.02  Results of Operations and Financial Condition
         Item 9.01  Financial Statements and Exhibits

SIGNATURES

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Item 2.02 Results of Operations and Financial Condition.

      On August 8, 2007, Sensata Technologies B.V. issued a press release announcing its financial results for the quarter ended June 30, 2007. The press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

            99.1 August 8, 2007 press release entitled "Sensata Technologies B.V. Announces Second Quarter 2007 Results" (furnished pursuant to Item 2.02).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SENSATA TECHNOLOGIES B.V.

                                                 /s/  Jeffrey Cote
                                                 -------------------------------
Date: August 8, 2007                             Name:  Jeffrey Cote
                                                 Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1 August 8, 2007 press release entitled "Sensata Technologies B.V. Announces Second Quarter 2007 Results"